UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HINES REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hines Real Estate Investment Trust, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 26, 2005
To the shareholders of Hines Real Estate Investment Trust, Inc.:
      I am pleased to invite our shareholders to the annual meeting of shareholders of Hines Real Estate Investment Trust, Inc. (the “Company”). The annual meeting will be held in the Williams Tower Auditorium, located at 2800 Post Oak Boulevard, Houston, Texas 77056 at 9:00 a.m., local time, on May 26, 2005, for the following purposes:

•	Election of Directors. At the meeting, you will be asked to elect five directors for one year terms expiring in 2006.

•	Ratification of the Appointment of Deloitte & Touche LLP. At the meeting, you will also be asked to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors.

•	Other Business. In addition, you will be asked to conduct such other business as may properly come before the annual meeting or any adjournment thereof.
      The board of directors of the Company has fixed the close of business on April 4, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only record holders of common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.
      For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have more questions about these proposals or would like additional copies of the proxy statement, please contact: Hines Real Estate Investment Trust, Inc., Attention: Frank Apollo, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, (telephone: (888) 220-6121).
      Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You can vote your shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations.
      You are cordially invited to attend the annual meeting. Your vote is important.

By Order of the Board of Directors,

Jeffrey C. Hines
Chairman
Houston, Texas
April 22, 2005

Proxy Statement

Hines Real Estate Investment Trust, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118
PROXY STATEMENT
INTRODUCTION
       The accompanying proxy, mailed together with this proxy statement and our 2004 Annual Report to Shareholders, is solicited by and on behalf of the board of directors of Hines Real Estate Investment Trust, Inc. (which we refer to in this proxy statement as the “Company”) for use at the annual meeting of shareholders of the Company and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company. The mailing address of the Company’s executive offices is 2800 Post Oak Boulevard, Houston, Texas 77056-6118. This proxy statement, the accompanying proxy and our 2004 Annual Report to Shareholders were first mailed to our shareholders on or about April 22, 2005.
      Shareholders may obtain a copy of the exhibits to our Form 10-K for the year ended December 31, 2004 upon payment of a reasonable fee by writing to Hines Real Estate Investment Trust, Inc., Attention: Frank Apollo, Secretary. You may also view the exhibits to our Form 10-K in the Investor Relations section of our website at www.HinesREIT.com.
INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the annual meeting and where will it be held?
      Our 2005 annual meeting of shareholders will be held on May 26, 2005, at 9:00 a.m., local time. The meeting will be held in the Williams Tower Auditorium, located at 2800 Post Oak Boulevard, Houston, Texas 77056.
What will I be voting on at the meeting?
      At the meeting, action will be taken upon the following matters:

•	Election of Directors. At the meeting, you will be asked to elect five directors for one year terms expiring in 2006.

•	Ratification of the Appointment of Deloitte & Touche LLP. At the meeting, you will also be asked to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors.

•	Other Business. In addition, you will be asked to conduct such other business as may properly come before the annual meeting or any adjournment thereof.
      Our board of directors does not know of any matters that may be acted upon at the meeting other than the matters set forth in the first two bullets listed above.
Who can vote at the meeting?
      The record date for the determination of holders of the Company’s common shares entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on April 4, 2005. As of the record date, there were 5,543,936 common shares issued and outstanding and entitled to vote at the meeting.

How many votes do I have?
      Each share has one vote on each matter considered at the meeting, or any adjournment thereof. The enclosed proxy card shows the number of common shares you are entitled to vote.
How can I vote?
      You may vote in person at the meeting or by proxy. Shareholders have the following three options for submitting their votes by proxy:

•	via the Internet at www.myproxyonline.com/hines;

•	by telephone, by calling toll free 866-458-9840; or

•	by mail, by completing, signing, dating and returning your proxy in the enclosed envelope.
      For those shareholders with internet access, we encourage you to vote via the web due both to its convenience and its cost savings to the Company. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see your enclosed proxy card in this proxy statement.
      You may also vote your shares at the meeting. If you attend the annual meeting, you may submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the annual meeting.
How will proxies be voted?
      Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any direction given, the shares will be voted “for” election of the nominees for director named in the proxy and the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors.
      The board of directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Shareholders. However, if other matters requiring the vote of the Company’s shareholders come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment in such matters.
How can I change my vote or revoke a proxy?
      You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (either in the mail, or by the telephone or internet), by attending the meeting and voting in person or by written notice to us addressed to: Hines Real Estate Investment Trust, Inc., Attention Frank Apollo, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. No such written revocation shall be effective, however, unless and until received by the Company at or prior to the meeting.
What if I return my proxy but do not mark it to show how I am voting?
      If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the board of directors.

What are the board’s recommendations?
      The board of directors recommends that you vote “for” Proposals 1 and 2.
What vote is required to approve each proposal?
      Election of Directors: There is no cumulative voting in the election of our directors. The five directors are elected by a plurality of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.
      Ratification of Appointment of Independent Auditors: This proposal requires the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.
What constitutes a “quorum”?
      The presence at the meeting, in person or represented by proxy, of the holders of a majority (greater than 50%) of the shares of common stock of the Company entitled to vote at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.
Will you incur expenses soliciting proxies?
      The Company will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of our board of directors by mail, personal interview, telephone or other electronic means by officers and other employees of the Company and Hines Advisors Limited Partnership, who will receive no additional compensation. To aid in the solicitation of proxies, we have retained Altman Group, Inc., which will receive a fee of approximately $8,500, in addition to the reimbursement of out-of-pocket expenses paid by the Company. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of common stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the Securities and Exchange Commission, or SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our common stock. As of April 15, 2005, we have spent approximately $4,000 in connection with this solicitation and we estimate we will spend a total of $12,000.
What does it mean if I receive more than one proxy card?
      Some of your shares are likely registered differently or are in more than one account. You should vote each of your accounts by telephone or the Internet or mail. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your shareholder accounts in the future, you should contact Hines REIT Investor Relations at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or call us at 888-220-6121. Combining accounts reduces excess printing and mailing costs, resulting in savings for the Company that benefit you as a shareholder.
What if I receive only one set of proxy materials although there are multiple shareholders at my address?
      The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to shareholders. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

      We will promptly deliver, upon written or oral request, a separate copy of the Annual Report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Hines REIT Investor Relations at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or call us at 888-220-6121. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact Hines REIT Investor Relations.
How do I submit a shareholder proposal for next year’s annual meeting and what is the deadline for submitting a proposal?
      Shareholder proposals may be submitted for inclusion in our 2006 annual meeting proxy statement if we receive them no later than the close of business on December 23, 2005. Proposals should be sent via registered, certified or express mail to: Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attn: Frank R. Apollo, Secretary. See also “SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING” later in this proxy.
PROPOSAL ONE:
ELECTION OF DIRECTORS
General
      We operate under the directions of our board of directors. Our articles of incorporation and bylaws allow for a board of directors with no fewer than three directors and no more than 10 directors. A majority of our board of directors must be independent directors. An “independent director” is a person who is not, and within the last two years has not been, associated with Hines Interests Limited Partnership (our sponsor, referred to herein as “Hines”) or its affiliates by virtue of:

•	ownership of an interest in Hines or its affiliates;

•	employment by (or service as an officer, trust manager or director of) Hines or its affiliates;

•	performance of services for us, other than as a director;

•	service as a director, trust manager or trustee of more than three real estate investment trusts organized by Hines; or

•	maintenance of a material business or professional relationship with Hines or any of its affiliates.
An independent director cannot be associated with us or Hines as set forth above either directly or indirectly. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers-or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law, is or has been associated with Hines, any of its affiliates or us.
      We currently have five directors, three of whom are independent directors. Directors are elected annually by our shareholders and there is no limit on the number of times a director may be elected to office. Each director serves on the board for one year, until the next annual meeting of shareholders or (if longer) until his or her successor has been duly elected and qualified.
      Our board of directors is ultimately responsible for the management and control of our business and operations. We have no employees and have retained the Hines Advisors Limited Partnership (the “Advisor”) to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of Hines. Our board of directors, especially our independent directors, are responsible to monitor and supervise the conduct of our day-to-day operations by the Advisor.
      During 2004, our board of directors held four meetings. Jeffrey C. Hines attended three of these meetings and all other directors attended each meeting. Our board of directors has adopted a policy that each director is expected to attend annual meetings of shareholders when possible. We anticipate that all directors and nominees will attend our 2005 annual meeting of shareholders.
Nominees for the Board of Directors
      The proxy holders named on the proxy card intend to vote for the election of the five nominees listed below. The board of directors has selected these nominees on the recommendation of the board’s nominating and corporate governance committee. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Directors will be elected by a plurality of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, will have no impact on the vote.
      If at the time of the meeting one or more of the nominees have become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the nominating and corporate governance committee. Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified.
      The following individuals are the five nominees for our board of directors:

			Business Experience and Principal Occupation;
		Year First	Directorships in Public Corporations
Name	Age	Elected	and Investment Companies

Jeffrey C. Hines	49	2004	Mr. Hines is the co-owner and President of the general partner of Hines, responsible for overseeing all firm policies and procedures as well as day-to-day operations. He is also a member of Hines’ Executive Committee. He became President of Hines in 1990 and has overseen a major expansion of the firm’s personnel, financial resources, domestic and foreign market penetration, products and services. He has been a major participant in the development of the Hines domestic and international acquisition program and currently oversees a portfolio of approximately 110 projects valued at approximately $11 billion. Mr. Hines currently serves as the Chairman of our board of directors and as Chairman of the board of managers of the Advisor. He graduated from Williams College with a B.A. in Economics and received his M.B.A. from the Harvard Graduate School of Business.

			Business Experience and Principal Occupation;
		Year First	Directorships in Public Corporations
Name	Age	Elected	and Investment Companies

C. Hastings Johnson	56	2004	Mr. Johnson is an Executive Vice President of the general partner of Hines, is its Chief Financial Officer and is responsible for financial policies and equity financing and the joint venture relationships of Hines. He is also a member of Hines’ Executive Committee. He became Chief Financial Officer of Hines in 1992, and prior to that led the development or redevelopment of numerous projects and initiated the Hines acquisition program. During his tenure as Chief Financial Officer, total debt and equity capital committed to equity projects sponsored by Hines has exceeded $17 billion. Mr. Johnson currently serves as a member of our board of directors and as a member of the board of managers of the Advisor. Mr. Johnson graduated from the Georgia Institute of Technology with a B.S. in Industrial Engineering and received his M.B.A. from the Harvard Graduate School of Business.
George A. Davis	66	2004	Mr. Davis, an independent director, is the founder and sole owner of Advisor Real Estate Investment Ltd., a real estate consulting company. Prior to founding Advisor Real Estate Investment Ltd. in April 1999, he served as the Chief Real Estate Investment Officer for the New York State Teacher’s Retirement System (“NYSTRS”) reporting directly to the Executive Director of the system. NYSTERS is an approximately $72 billion pension fund for the benefit of New York State public school teachers and administrators. NYSTRS’ real estate portfolio is comprised of equity investments of approximately $5 billion and mortgage debt investments of approximately $4.6 billion. In addition, Mr. Davis also served as a member of the NYSTERS investment committee which ultimately determined the real estate investment strategy undertaken by NYSTRS. Mr. Davis graduated from Dartmouth College with a B.A. in Biology.

			Business Experience and Principal Occupation;
		Year First	Directorships in Public Corporations
Name	Age	Elected	and Investment Companies

Thomas A. Hassard	54	2004	Mr. Hassard, an independent director, served as the Managing Director for Real Estate Investments for the Virginia Retirement System for almost 20 years before recently retiring. The system is an approximately $35 billion pension fund for the benefit of Virginia public employees. The system’s real estate investment portfolio, valued at approximately $1.6 billion, encompasses a variety of investment programs, including commingled funds, separate accounts, real estate securities and various opportunistic strategies, including global initiatives. His responsibilities included managing the real estate investments of the system, monitoring performance and reporting to the system’s investment advisory committee and board of trustees. Mr. Hassard is currently a member of the board of directors of Strategic Hotel Capital, Inc., a publicly-traded company whose stock is listed on the New York Stock Exchange. Mr. Hassard graduated from Western New England College with a B.S. in Business Administration.
Stanley D. Levy	41	2004	Mr. Levy, an independent director, currently serves as Chief Operating Officer of The Morgan Group, Inc., a national multi-family real estate firm with offices in Houston, San Diego and Washington D.C. Mr. Levy joined The Morgan Group in 2001. His responsibilities include arranging debt and equity financing, managing the property acquisition and disposition process, and oversight of all financial aspects of the company and its projects. Prior to joining The Morgan Group, Mr. Levy spent 15 years with JPMorgan Chase, most recently, as Managing Director of Real Estate & Lodging Investment Banking for the Southern Region. In this capacity, he managed client activities in a variety of transactional and capital raising activities. Mr. Levy graduated with honors from The University of Texas with a B.B.A. in Finance.
      Our board of directors unanimously recommends a vote “for” each of the nominees.
BOARD COMPENSATION
      We pay our independent directors an annual fee of $30,000, plus a fee of $2,000 for each board or committee meeting attended. Pursuant to our Employee and Director Incentive Share Plan, in lieu of receiving his or her annual fee in cash, an independent director is entitled to receive the annual fee in the form of our common shares or a combination of common shares and cash. If board members attend more than one meeting on any day, we will only pay such person $2,000 for all meetings attended on such day.

We will also pay our independent directors a fee of $500 for each conference call they participate on pursuant to our request. If a director is affiliated with Hines, we do not pay such person separate compensation for services rendered as a director. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board or committee meetings.
      Under the terms of our Employee and Director Incentive Share Plan, each individual who is elected or re-elected to the board of directors as an independent director (whether through a shareholder meeting or by directors to fill a vacancy on the board) will be issued 1,000 restricted shares on the date of such individual’s election. These restricted shares will fully vest if the independent director completes the term or partial term for which he or she was elected. Each independent director received 1,000 restricted shares under our incentive plan as result of being elected to our board of directors in 2004.
BOARD GOVERNANCE AND COMMITTEES
      The four standing committees of our board of directors are the audit committee, the conflicts committee, the nominating and corporate governance committee and the compensation committee. The board of directors adopted a written charter for each of these committees. A copy of each charter is available on the Company’s website, located at www.HinesREIT.com. Our independent directors, Messrs. Davis, Hassard and Levy, each serve on all of these committees. Mr. Davis serves as chairman of the conflicts committee. Mr. Levy serves as chairman of the audit committee. Mr. Hassard serves as chairman of the nominating and corporate governance and compensation committees.
      Our board of directors has determined that each member of these committees is independent within the meaning of the applicable (i) provisions set forth in our articles of incorporation, and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended, and the applicable SEC rules. Even though our shares are not listed on the New York Stock Exchange (NYSE), our board of directors has also determined that all of the independent members of our board of directors are independent under the NYSE rules. Our board applied the NYSE rules governing independence as part of its policy to implement a best practices corporate governance policy. To be considered independent under the NYSE rules, the board of directors must determine that a director does not have a material relationship with the Company and/or its consolidated subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with any of those entities, including Hines and its affiliates). Under the NYSE rules, a director will not be independent if, within the last three years:

•	the director was employed by the Company or Hines;

•	an immediate family member of the director was employed by the Company or Hines as an executive officer;

•	the director, or an immediate family member of the director, received more than $100,000 per year in direct compensation from the Company or Hines, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	the director was affiliated with or employed by a present or former internal or external auditor of the Company or Hines;

•	an immediate family member of the director was affiliated with or employed in a professional capacity by a present or former internal or external auditor of the Company or Hines;

•	a Company executive officer serves on the compensation committee of the board of directors of a company which employed the director, or which employed an immediate family member of the director, as an executive officer; or

•	the director was an executive officer or an employee (or an immediately family member of the director was an executive officer) of a company that makes payments to, or receives payments from, the Company or Hines for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

      Interested parties may communicate matters they wish to raise with the directors by writing to our Chief Compliance Officer at Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Chief Compliance Officer. The Chief Compliance Officer will deliver all appropriate communications to the nominating and corporate governance committee of the board of directors, which will, in turn, deliver such communications (together with any recommendations) to the board of directors no later than the next regularly scheduled meeting of the board of directors.
Audit Committee
      The audit committee, among other duties:

•	oversees the integrity of our financial statements;

•	selects and engages the independent auditors;

•	reviews with the independent auditors the plans and results of the audit engagement;

•	approves professional services provided by the independent auditors;

•	reviews the independence of the independent auditors;

•	considers and approves the range of audit and non-audit fees;

•	reviews the adequacy of our internal controls; and

•	oversees our compliance with legal and regulatory requirements.
      A copy of the audit committee’s written charter is included as Appendix A to this proxy statement.
      Our board of directors has determined that each member of our audit committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Securities Exchange Act of 1934, as amended, as well as in the NYSE rules. In addition, our board of directors has determined that Stanley D. Levy is an “audit committee financial expert” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the board of directors, no member of the committee may serve as a member of the audit committee of more than two other public companies. During 2004, the audit committee held five meetings. All of the members of this committee attended each meeting.
      The audit committee’s report on our financial statements for the fiscal year ended December 31, 2004 is presented below under the heading “Audit Committee Report.”

Nominating and Corporate Governance Committee
      The nominating and corporate governance committee:

•	assists our board of directors in identifying individuals qualified to become members of our board of directors;

•	recommends candidates to our board of directors to fill vacancies on the board;

•	recommends committee assignments for directors to the full board;

•	periodically assesses the performance of our board of directors;

•	reviews and recommends appropriate corporate governance policies and procedures to our board of directors; and

•	reviews and monitors our Code of Business Conduct and Ethics for Senior Officers and Directors, and any other corporate governance policies and procedures we may have from time to time.

      Our board of directors has determined that each member of our nominating and corporate governance committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Securities Exchange Act of 1934, as amended, as well as in the NYSE rules.
      Among the criteria the committee uses in evaluating the suitability of individual nominees for our board (whether such nominations are made by management, a shareholder or otherwise), the committee considers each nominee’s:

•	personal and professional integrity, experience and skills;

•	ability and willingness to devote the time and effort necessary to be an effective board member; and

•	commitment to acting in our best interests and the best interests of our shareholders.
      The committee also gives consideration to the board of directors having an appropriate mix of backgrounds and skills and the requirements in our articles of incorporation, and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand the Company’s business operations and objectives. Moreover, as required by our articles of incorporation, at least one director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage, and at least one of our independent directors must have at least three years of direct real estate experience in acquiring and managing the type of real estate we acquire.
      If the board of directors seeks additional directors for nomination, the nominating and corporate governance committee considers whether it is advisable to retain a third-party search firm to identify candidates. During 2004, the committee paid no fees to third-parties to assist in identifying or evaluating potential nominees. The nominating and corporate governance committee also considers nominees timely submitted by shareholders under and in accordance with the provisions of our bylaws. (See “SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING” below). A shareholder’s notice must set forth as to each person whom the shareholder proposes to nominate for election to the board all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, by Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected). The nominating and corporate governance committee will consider all such nominees and will take into account all factors the committee determines are relevant including the factors summarized above.
      During 2004, the nominating and corporate governance committee held four meetings. All of the members of this committee attended each meeting.
Conflicts Committee
      The conflicts committee reviews and approves specific matters that the board of directors believes may involve conflicts of interest and determines if the resolution of the conflict of interest is fair and reasonable to us and our shareholders. The conflicts committee is responsible for reviewing and approving the terms of all transactions between us and Hines or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions and the annual renewal of the Advisory Agreement between the Company and the Advisor. The conflicts committee is responsible for reviewing the Advisor’s performance and the fees and expenses paid by us to the Advisor and any of its affiliates. The review of such fees and expenses will be performed with sufficient frequency, but at least annually, to determine that the expenses incurred are in the best interest of our shareholders.
      During 2004, the conflicts committee held seven meetings. All of the members of this committee attended each meeting.

Compensation Committee
      The primary purpose of the compensation committee is to oversee our compensation programs, including our Employee and Director Incentive Share Plan. The committee reviews the compensation and benefits paid by us to our directors and, in the event we hire employees, the compensation paid to our executive officers as well as any employment, severance and termination agreements or arrangements made with any executive officer. During 2004, the compensation committee held two meetings. All of the members of this committee attended each meeting.
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
      Listed below are the names, ages as of the date of this proxy statement and principal occupations of each person who was an executive officer during 2004 and who was not a member of our board of directors. All of these people have been elected to serve until the next annual meeting of our shareholders, or (if longer) until a qualified successor has been duly elected. The business address of each such person is c/o Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

Name	Age	Title

Charles M. Baughn	50	Mr. Baughn is our Chief Executive Officer. He is also an Executive Vice President of the general partner of Hines responsible for overseeing Hines’ capital markets group, which raises, places and manages equity and debt for Hines projects, and a member of Hines’ Executive Committee. Mr. Baughn joined Hines in 1984. During his tenure at Hines, he has contributed to the development or redevelopment of over nine million square feet of office and special use facilities in the southwestern United States. Mr. Baughn also serves as the Chief Executive Officer of the Advisor. He graduated from the New York State College of Ceramics at Alfred University with a B.A. and received his M.B.A. from the University of Colorado.
Charles N. Hazen	44	Mr. Hazen is our President and Chief Operating Officer. He is also a Senior Vice President of Hines, the President and a member of the Management Board of the Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) and the President of the Advisor. Mr. Hazen joined Hines in 1989. During his tenure at Hines, Mr. Hazen has contributed to the development, management and financing of more than 10 million square feet of retail and office properties valued at more than $2.0 billion. Mr. Hazen graduated from the University of Kentucky with a B.S. in Finance and received his J.D. from the University of Kentucky.

Name	Age	Title

Sherri W. Schugart	39	Ms. Schugart is our Chief Financial Officer. She is also a Vice President of Hines, and the Chief Financial Officer of the Core Fund and the Advisor. Ms. Schugart joined Hines in 1995. As a Vice President in Hines’ Capital Markets group, Ms. Schugart has been responsible for raising more than $2.0 billion in equity and debt for Hines’ private investment funds. She was also previously the controller for several of Hines’ investment funds and portfolios. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen, where she managed both public and private clients in the real estate, construction, finance and banking industries. She graduated from Southwest Texas State University with a B.B.A. in Accounting and is a certified public accountant.
Frank R. Apollo	38	Mr. Apollo is our Chief Accounting Officer, Treasurer, and Secretary. He is also the a Vice President of Hines, the Chief Accounting Officer of the Core Fund, and the Chief Accounting Officer, Treasurer, and Secretary of the Advisor. Mr. Apollo joined Hines in 1993. He has served as the Vice President and Corporate Controller responsible for the accounting and control functions for Hines’ international operations. He was also previously the Vice President and Regional Controller for Hines’ European Region and, prior to that, was the director of Hines’ Internal Audit Department. Before joining Hines, Mr. Apollo was an audit manager with Arthur Andersen. He graduated from the University of Texas with a B.B.A. in Accounting, is a certified public accountant and holds Series 28 and 63 securities licenses.
EXECUTIVE COMPENSATION
      We currently have no employees. Our day-to-day management functions are performed by the Advisor, and related affiliates. Our executive officers are all employees of the Advisor or Hines. We do not pay any of these individuals for serving in their respective positions. See “Certain Relationships and Related Transactions” below for a discussion of fees paid to the Advisor and other affiliated companies.
EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth information regarding securities authorized for issuance under our Employee and Director Incentive Share Plan as of December 31, 2004:

Number of Securities
	Number of			Remaining Available
	Securities to be			for Future Issuance
	Issued Upon		Weighted-Average	Under Equity
	Exercise of		Exercise Price of	Compensation Plans
	Outstanding		Outstanding	(Excluding
	Options, Warrants		Options, Warrants	Securities Reflected
Plan Category	and Rights		and Rights	in Column (a))

	(a)		(b)	(c)
Equity Compensation Plans approved by security holders	3,000	(1)	$0	100,655.8
Equity Compensation Plans not approved by security holders	N/A		N/A	N/A
Total	3,000		$0	100,655.8

(1)	Each of our three independent directors was awarded 1,000 restricted shares on December 2, 2004. Each of these share grants vests when the respective director completes his current term.
STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN SHAREHOLDERS
Ownership
      We encourage stock ownership by our directors and executive officers to align their interests with your interests as shareholders. The following table shows, as of March 31, 2005, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of our outstanding common shares, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the owner of such shares has the sole voting and investment power with respect thereto.

				Percentage
		Number of Shares		of Total
Name of Beneficial Owner	Position	Beneficially Owned(1)		Common Stock

Jeffrey C. Hines	Chairman of the Board	1,187,186.820	(2)	17.89%
C. Hastings Johnson	Director	10,949.794		*
George A. Davis	Director	3,731.002		*
Thomas A. Hassard	Director	1,696.293		*
Stanley D. Levy	Director	6,446.623		*
Charles M. Baughn	Chief Executive Officer	10,913.980		*
Charles N. Hazen	President and Chief Operating Officer	5,471.127		*
Sherri W. Schugart	Chief Financial Officer	3,812.636		*
Frank R. Apollo	Chief Accounting Officer, Treasurer and Secretary	2,738.862		*
All directors and executive officers as a group		1,232,947.137		18.58%

*	Less than 1%

(1)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, pursuant to which a person is deemed to have “beneficial ownership” of shares of our stock that the person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of the Company’s stock held by each person or group of persons named in the table, any shares that such person or persons have the right to acquire within 60 days are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other persons.

(2)	Includes 1,106,957.00 OP Units in the Operating Partnership (defined below) held by Hines Real Estate Holdings Limited Partnership and 79,229.82 OP Units, which is the number of OP Units that would represent the percentage interest in the Operating Partnership evidenced by the participation interest in such entity held by HALP Associates Limited Partnership. Limited partners in the Operating Partnership may request repurchase of their OP Units for cash or, at our option, common shares beginning on the later of one year after such OP Units were issued or June 18, 2005. The holder of the participation interest has the right, subject to certain limitations, to demand the repurchase of the participation interest for cash or, at the Company’s option, our common shares. This repurchase right will be exercisable beginning on May 25, 2005. The number of common shares issuable in relation of the participation interest would equal the number of shares issuable if the number of OP Units that would represent the percentage interest in the Operating Partnership evidenced by the participation interest were exchanged for common shares on a one-for-one basis. In addition to these repurchase rights, the holder of the participation interest has the right to demand repurchase of the participation interest and any OP Units held by Hines and its affiliates in the event the Advisory Agreement (or any renewal thereof) among the Company, the Operating Partnership and the Advisor expires without the consent of the Advisor, or such agreement is terminated for any reason other than by the Advisor. In such event, the purchase price is required to be paid in cash or common shares, at the option of the holder.

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16 forms that they file with the SEC.
      Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, the Company believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of its equity securities, complied in 2004 with all filing requirements required by Section 16(a), except for the delinquent Form 4 filed by George A. Davis on January 10, 2005 to report the acquisition of 2,723.312 common shares on December 30, 2004.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Advisor
      We do not have employees. Subject to the supervision of our board of directors, our day-to-day operations are conducted by the Advisor in accordance with an Advisory Agreement between the Advisor and Hines REIT Properties, L.P. (the “Operating Partnership”), through which we conduct our operations. The Advisor is an affiliate of Hines and the Chairman of our board of directors, Jeffrey C. Hines. All of our executive officers actively participate in the management of the Advisor. Jeffrey C. Hines and C. Hastings Johnson serve on the board of managers of the Advisor.
      Our executive officers have control and primary responsibility for the management decisions of the Advisor, including the selection of investment properties to be recommended to our board of directors, the negotiations for these investments, and the coordination of the property management and leasing of properties we acquire directly. The term of the current Advisory Agreement ends on May 24, 2005 and may be renewed for an unlimited number of successive one-year periods upon the mutual consent of the parties. Renewals of the agreement must be approved by the conflicts committee. Additionally, the Advisory Agreement may be terminated:

•	immediately by us (i) in the event the Advisor commits fraud, criminal conduct, willful misconduct or negligent breach of fiduciary duty, (ii) upon the bankruptcy of the Advisor or its involvement in similar insolvency proceedings or (iii) in the event of a material breach of the Advisory Agreement by the Advisor, which remains uncured after 10 days’ written notice;

•	without cause by a majority of our independent directors or by the Advisor upon 60 days’ written notice; or

•	immediately by the Advisor upon our bankruptcy or involvement in similar insolvency proceedings or any material breach of the Advisory Agreement by us, which remains uncured after 10 days’ written notice.

      The Advisor and its affiliates receive compensation and are reimbursed for certain expenses in connection with services provided to us. These payments are summarized below. In the event the Advisory Agreement is terminated, the Advisor will be paid all earned, accrued and unpaid compensation and expense reimbursements within 30 days. Upon termination, we may also be obligated to purchase certain ownership interests owned by the Advisor or other affiliates of Hines under certain circumstances.
      We pay the Advisor the following under the Advisory Agreement:

•	We reimburse the Advisor for all of the costs incurred by the Advisor or its affiliates in connection with our organization and our current public offering, up to 3.0% of the aggregate gross offering proceeds we receive in our offering. These expenses consist of the actual legal, accounting, printing, marketing, and accountable offering-related expenses, other than selling commissions and the fee we pay to the our dealer manager. We have not made any payments to the Advisor or its affiliates as reimbursement for organization and offering expenses with respect to the year ended December 31, 2004. At December 31, 2004, the Advisor had incurred approximately $23,967,000 of organization and offering costs on our behalf.

•	In connection with investments we make, we will pay the Advisor an acquisition fee equal to 0.50% of (i) the purchase price of real estate investments acquired directly by us, including any debt attributable to such investments, or (ii) when we make an investment indirectly through another entity, such investment’s pro rata share of the gross asset value of real estate investments held by that entity. The Advisor earned approximately $388,000 in acquisition fees during the year ended December 31, 2004.

•	We pay the Advisor a monthly asset management fee equal to 0.0625% of the net equity capital we have invested in real estate investments at the end of each month. The Advisor earned approximately $21,000 in asset management fees during the year ended December 31, 2004.

•	An affiliate of the Advisor owns a profits interest in our Operating Partnership (the “Profits Interest”). In connection with investments we make, this Profits Interest increases over time in a manner intended to approximate (i) an additional 0.50% cash acquisition fee calculated in the same manner as set forth above, (ii) an additional 0.0625% per month cash asset management fee calculated in the same manner as set forth above and (iii) the automatic reinvestment of such cash fees back into the Operating Partnership. As a result of our investments during the year ended December 31, 2004, the ownership interest in the Operating Partnership represented by this Profits Interest increased by approximately 1.38%.

•	We reimburse the Advisor and its affiliates for certain actual expenses incurred in connection with our administration on an ongoing basis. We may not make reimbursements for administrative and operating expenses during any four consecutive fiscal quarters in an amount in excess of the greater of (i) 2.0% of our average invested assets or (ii) 25.0% of our net income. To the extent we reimburse the Advisor for administrative and operating expenses in excess of this amount, the Advisor will be required to refund such excess. The Advisor had advanced or paid on our behalf approximately $1,308,000 of administrative and operating expenses during the year ended December 31, 2004.
The Dealer Manager
      Hines Real Estate Securities, Inc. (“Hines Securities”) manages our public offering and serves as our dealer manager. Hines Securities is an affiliate of Hines and the Chairman of our board of directors, Jeffrey C. Hines. We pay Hines Securities a fee of up to 2.2% of gross offering proceeds raised in our offering. Hines Securities, in its sole discretion, may re-allow a portion of its dealer manager fee to be paid to broker-dealers participating in the offering as a marketing fee and due diligence expense reimbursement. Hines Securities is not paid a fee for shares issued pursuant to our dividend reinvestment plan. Hines Securities earned approximately $439,000 in dealer manager fees during the year ended December 31, 2004.

      We pay Hines Securities a sales commission of up to 6.0% of gross offering proceeds from sales to the public and up to 4.0% of gross offering proceeds received from our dividend reinvestment plan (all or substantially all of which we expect to be re-allowed or paid to participating broker-dealers). Hines Securities earned approximately $1,143,000 in sales commissions during the year ended December 31, 2004. All of the commissions we paid to Hines Securities were re-allowed by Hines Securities to participating broker-dealers.
Hines
      We expect to use Hines to manage all properties we acquire directly. When we acquire properties directly, we expect that we will pay Hines property management fees, leasing fees, tenant construction fees and other fees customarily paid to a property manager. Hines is an affiliate of the Chairman of our board of directors, Jeffrey C. Hines. Our sole asset is currently a general partnership interest we own in the Core Fund. Because we do not own properties, we did not pay Hines any fees during the year ended December 31, 2004. However, Hines does manage all of the properties owned by the Core Fund. During the year ended December 31, 2004, Hines earned the following approximate amounts pursuant to management agreements under which Hines manages the operations of the buildings in which the Core Fund owns interests:

•	$2,406,000 in management fees,

•	$2,921,000 in leasing commissions,

•	$538,000 in reimbursements for direct services performed off-site,

•	$4,000 in construction management fees, and

•	$878,000 in other fees, primarily related to parking operations.
These amounts represent the gross amounts paid to Hines by the properties in which the Core Fund owns interests. The Company’s share of such fees represented by its ownership interest in the Core Fund beginning November 23, 2004 is a fraction of these amounts.
Ownership Interests
      When we reached our minimum offering, affiliates of Hines contributed $10,000,000 to the Operating Partnership in addition to $200,000 that was contributed earlier. This interest is now held by Hines Real Estate Holdings Limited Partnership (“HREH”), an affiliate of Hines and the Chairman of our board of directors Jeffrey C. Hines. HREH is the sole limited partner of the Operating Partnership and owned a 34.33% interest in the Operating Partnership as of December 31, 2004. We are the sole general partner of the Operating Partnership and as of December 31, 2004 we owned a 64.29% interest in the Operating Partnership. HALP Associates Limited Partnership, an affiliate of Hines, owns the Profits Interest. On December 31, 2004, this interest represented a 1.38% interest in the Operating Partnership. An affiliate of Hines also owns 1,000 shares of our common stock which were acquired in consideration of a $10,000 investment made in connection with our formation.
      On November 23, 2004, we commenced our operations and, among other things, acquired a $35,000,000 interest in the Core Fund, using the net offering proceeds and proceeds from a $10,000,000 contribution to the Operating Partnership by HREH. The seller of this interest was Hines US Core Office Capital Associates II Limited Partnership, an affiliate of Hines and Jeffrey C. Hines. We paid $19,075,849 on that date and agreed to pay the remaining $15,924,151 of the purchase price to the seller as we received additional net proceeds from our offering. After November 23, 2004, we continued to apply our net offering proceeds toward the unpaid purchase price of our initial $35,000,000 interest in the Core Fund. As of December 31, 2004, we had paid all but $6,639,305 of the purchase price for this interest, the balance of which was paid in January 2005. On February 1, 2005, we acquired an additional $21,629,482 interest in the Core Fund from Hines US Core LLC (“Hines US Core”), an affiliate of Hines and Jeffrey C. Hines. The total amount applied to the purchase price on February 1, 2005 was $2,492,000. We paid the remaining $19,137,482 of the purchase price in March 2005. On April 1, 2005, we committed to acquire an additional $40,000,000 interest in the Core Fund from Hines US Core. The total amount applied to the purchase price on April 1, 2005 was $2,252,240, and we agreed to pay the remaining $37,747,760 of purchase price as we receive additional net proceeds from our public offering and have available cash flow. All of these interests were acquired at the original purchase prices paid by the applicable seller.
      The resale of any of these interests is subject to the provisions of Rule 144 promulgated under the Securities Act of 1933, which rule limits the number of interests that may be sold at any one time and the manner of such resale. Although Hines and its affiliates generally are not prohibited from acquiring our common stock, they have no options or warrants to acquire shares and, to our knowledge, no current plans to acquire shares.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP audited our financial statements for the period ended December 31, 2003 and the year ended December 31, 2004. Deloitte & Touche LLP reports directly to our audit committee.

Principal Accounting Firm Fees
      The following table presents the aggregate fees billed to the Company for the years ended December 31, 2004 and 2003 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”):

	2004	2003

Audit Fees (a)	$323,780	$24,675
Audit-Related Fees (b)	87,590	—
Tax Fees (c)	—	—
All Other Fees (d)	—	—

Total Fees	$411,370	$24,675

(a)	Fees for audit services billed in 2004 consisted of the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and other services related to SEC matters. Fees for audit services billed in 2003 consisted of the audit of the Company’s annual financial statements.

(b)	Fees for audit-related services billed in 2004 consisted of financial accounting and reporting consultations, advisory services with respect to Section 404 of the Sarbanes-Oxley Act of 2002 and audits of property acquisitions.

(c)	There were no fees for tax services billed in 2004 or 2003.

(d)	There were no fees for other services billed in 2004 or 2003.
      In considering the nature of the services provided by the independent auditor, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-approval Policies and Procedures
      Our audit committee has adopted a pre-approval policy requiring that the audit committee pre-approve all audit and permissible non-audit services to be performed by Deloitte & Touche. Any proposed service that has received pre-approval but which will exceed pre-approved cost limits will require separate pre-approval by the audit committee. In determining whether or not to pre-approve services, the audit committee will consider whether the service is a permissible service under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of Deloitte & Touche. All services performed for us in 2004 were approved or ratified by our audit committee.

Change in Certifying Accountant
      We engaged Ernst & Young LLP to audit our August 31, 2003 balance sheet. However, Ernst & Young is the primary audit firm for Hines, and our independent directors determined it was in the best interests of our shareholders to engage an audit firm other than Hines’ primary audit firm. Ernst & Young issued an Independent Auditors’ Report for such balance sheet which did not contain an adverse opinion, or a disclaimer of opinion, and which was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company terminated the client-auditor relationship between it and Ernst & Young by a letter dated December 4, 2003.
      There were no “reportable events” or disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during any period preceding the Company’s termination of its relationship with Ernst & Young.
      We engaged Deloitte & Touche as our principal independent accountants to audit our financial statements on January 22, 2004.
AUDIT COMMITTEE REPORT
To the Directors of Hines Real Estate Investment Trust, Inc.:
      We have reviewed and discussed with management Hines Real Estate Investment Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2004.
      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We have also considered whether the auditors’ provision of non-audit services to Hines Real Estate Investment Trust, Inc. and its affiliates is compatible with the auditors’ independence.
      Based on the reviews and discussions referred to above, we recommend to the board of directors that the financial statements referred to above be included in Hines Real Estate Investment Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004.
Audit Committee
Stanley D. Levy, Chairman
George A. Davis
Thomas A. Hassard
PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      Deloitte & Touche LLP acted as our independent auditors to audit our books and records for year ended December 31, 2004, and the audit committee has appointed Deloitte & Touche LLP as our independent auditors for 2005. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.
      Our board of directors unanimously recommends a vote “for” the ratification of the appointment by our board of directors of Deloitte & Touche LLP as the Company’s auditors for fiscal year ended December 31, 2005.
      Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our shareholders. If our shareholders do not ratify the appointment, our audit committee will reconsider whether or not to retain Deloitte & Touche LLP, but still may elect to retain them. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the our best interests and the best interests of our shareholders. If our shareholders do not ratify the audit committee’s selection, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.
      Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our shareholders.
OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING
      Our board of directors does not intend to present for action at this annual meeting any other matter other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matter is properly presented for action at the meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.
SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      For any proposal that is not submitted for inclusion in our proxy material for the 2006 annual meeting of shareholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, permits our management to exercise discretionary voting authority under proxies it solicits unless we are notified in writing about the proposal on or before December 23, 2005, and the shareholder satisfies the other requirements of Rule 14a-4(c). Such proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices.

By Order of the Board of Directors,

FRANK R. APOLLO
Secretary
Houston, Texas
April 22, 2005

APPENDIX A
HINES REAL ESTATE INVESTMENT TRUST, INC.
AUDIT COMMITTEE CHARTER

I.	PURPOSE
      The primary purposes of the Audit Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of Hines Real Estate Investment Trust, Inc. (the “Company”) in overseeing:

•	the integrity of the Company’s financial statements and other information to be provided to the Company’s stockholders;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditors’ qualifications and independence;

•	the performance of the Company’s risk management function and independent auditors; and

•	the Company’s systems of disclosure controls and procedures and internal controls over financial reporting.
      Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the risk management function, and the Board.
      The Committee may obtain advice and assistance from outside legal, accounting, or other advisors as it deems appropriate to perform its duties and responsibilities. The Committee may retain and compensate these advisors without seeking Board approval.
      The Company shall provide appropriate funding, as determined by the Committee, for payment of professional services of the independent auditors and any advisors that the Committee chooses to engage.
      The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter. The Committee will report regularly to the Board regarding the execution of its duties and responsibilities.

II.	COMPOSITION AND MEETINGS
      The Committee shall be comprised of three or more directors, each of whom shall meet the independence requirements of Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, as well as the independence requirements set forth in the Company’s Articles of Incorporation. Furthermore, each director serving on the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Compensation related to services as a director is the only compensation that a member of the Committee may receive from the Company. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall, in the business judgment of the Board, be an audit committee financial expert (as defined in Item 401(h) of Regulation S-K). The existence of such member or members as an audit committee expert(s), including his or her name and whether or not he or she is independent, shall be disclosed in periodic filings as required by the Securities and Exchange Commission or applicable law.
      No director may serve as a member of the Committee if he or she serves on the audit committee of more than three public companies, unless the Board determines that such simultaneous service would not impair the ability of such individual to effectively serve on the Committee.

      The members of the Committee shall be appointed by the Board after considering the recommendation of the Nominating and Corporate Governance Committee of the Board and shall serve until their successors shall be duly elected and qualified or until their earlier death, retirement, resignation or removal. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies on it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to herein. The members of the Committee shall designate a Chair by majority vote of the full Committee membership.
      The Committee shall hold regular meetings as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the independent auditors or the Chief Risk Officer, or other personnel responsible for the Company’s internal audit function. As part of its job to foster open communication, the Committee will meet periodically with management and the Chief Risk Officer (or other personnel responsible for the Company’s internal audit function), and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer of the Company, employee of Hines Advisor Limited Partnership (“Hines Advisors”), or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee.

III.	RESPONSIBILITIES AND DUTIES
      To fulfill its responsibilities and duties the Committee shall:

Review of Accounting Information and Other Documents/ Reports
      1. Review this Charter periodically, at least annually, and recommend to the Board any necessary amendments as conditions dictate.
      2. Review and discuss with management and the independent auditors the Company’s annual and quarterly financial statements, including reviewing the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In addition, review and discuss with management all internal control reports (or summaries thereof), as well as all other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditors (or summaries thereof).
      3. Recommend to the Board whether the financial statements should be included in the Company’s Annual Report on Form 10-K. Discuss with management and the independent auditors the quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q.
      4. Discuss with management earnings press releases (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information) and financial information and earnings guidance provided to third parties. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

Independent Auditors
      5. Directly appoint, retain, compensate, evaluate and terminate the independent auditors. The independent auditors shall report directly to the Committee and the Committee shall be directly responsible for oversight of the independent auditors, including resolution of disagreements between management and the independent auditors in the event that they arise.
      6. Discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended by Statements of Auditing Standards Nos. 84 and 90, relating to quality of the accounting principles adopted by the Company and the conduct of the audit, including any audit problems or difficulties that the independent auditors may have encountered in the course of the audit work (including any restrictions on the scope of activities or access to requested information) and management’s response thereto, and any significant disagreements with management; review the independent auditors’ attestation and management’s internal control report; and receive timely verbal or written reports from the independent auditors regarding the following:

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

•	other material written communications between the independent auditors and management, such as any management letter and schedule of unadjusted differences.
      7. At least annually, obtain and review a report by the independent auditors describing:

•	the firm’s internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditors and the Company, in order to assess the independent auditors’ independence.
      8. Evaluate the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner of the independent auditors. In making its evaluation, the Committee will take into account the opinions of management and the Chief Risk Officer. Assure the regular rotation of the lead audit partner as required by law and consider whether, in order to assure continuing independence of the independent auditors, there should be regular rotation of the audit firm itself.
      9. Review and preapprove both audit and non-audit services to be provided by the independent auditors (other than as provided in Section 10A(i)(B) of the Exchange Act relating to de minimis exceptions from the preapproval requirements). The authority to grant pre-approvals may be delegated to one or more designated members of the Committee whose decisions will be presented to the full Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed by the Company to investors in periodic reports required by Section 13(a) of the Exchange Act.
      10. Ensure that the independent auditors submit to the Committee on a periodic basis written statements regarding their independence and delineating all relationships between the independent auditors and the Company, including the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the independent auditors such statements and any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the independent auditors.
      11. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditors.

Financial Reporting Processes and Accounting Policies
      12. Discuss with the independent auditors and/or the Chief Risk Officer (or other personnel responsible for the internal audit function) the integrity of the Company’s financial reporting processes (both internal and external) and internal control structure. In addition, the Committee shall review, as it deems appropriate, the adequacy of the Company’s systems of disclosure controls and internal controls regarding financial reporting and accounting.

      13. Discuss with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.
      14. Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
      15. Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
      16. Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company.
      17. Review and approve the disclosure of all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.
      18. Establish and maintain procedures for the receipt, retention, and treatment of complaints from the Company’s officers and employees of affiliates of the Company regarding accounting, internal accounting controls, or auditing matters.
      19. Establish and maintain procedures for the confidential, anonymous submission by the Company’s officers and employees of affiliates of the Company regarding questionable accounting or auditing matters.

Risk Management
      20. Discuss guidelines and policies with respect to risk assessment and risk management.
      21. Discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
      22. Periodically, meet separately with the persons performing the risk management function to discuss any issues warranting Committee attention.

Legal Compliance
      23. Discuss with the Company’s counsel and/or the Chief Risk Officer, legal matters that may have a material impact on the Company’s financial statements or compliance policies or procedures.

Other Responsibilities
      24. Review with the independent auditor, risk management, and management the extent to which material changes or improvements in financial or accounting practices have been implemented.
      25. Prepare an annual report of the Committee to be included in the Company’s annual proxy statement, as required by the Securities and Exchange Commission.
      26. Annually, conduct a performance evaluation of the Committee relative to the Committee’s purpose, duties and responsibilities outlined herein.
      27. Perform any other activities consistent with this Charter, the Company’s Articles of Incorporation and Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

      28. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.
      29. The Committee may perform such other functions as may be requested by the Board from time to time.

Limitations on Committee’s Role
      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or to determine whether the Company’s financial statements and disclosures are complete or accurate or in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.
      It is also not the responsibility of the Committee to develop corporate governance guidelines or codes of business conduct or ethics, including, except as expressly set forth herein, with respect to conflicts of interests or relationships between the Company and its executive officers or directors. This is the responsibility of the Nominating and Corporate Governance Committee of the Board.

▼ PLEASE DETACH PROXY CARD HERE ▼

P

R

O

X

Y

HINES REAL ESTATE INVESTMENT TRUST, INC.

2800 POST OAK BOULEVARD, SUITE 5000
HOUSTON, TEXAS 77056-6118

PROXY

Proxy Solicited on Behalf of the Board of Directors.

      The undersigned, revoking any proxy heretofore given for the Meeting of the Shareholders described below, hereby appoints Frank R. Apollo and Julie B. Nickell, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Hines Real Estate Investment Trust, Inc. to be held at 9:00 a.m. Central Time, on May 26, 2005, at the Williams Tower Auditorium, 2800 Post Oak Blvd., Houston, Texas and at any adjournment thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:

      The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF ITEMS 1 AND 2. The undersigned hereby acknowledges receipt and notice of the proxy statement for the aforesaid Annual Meeting.

(Continued and to be signed and dated on the reverse side)

SEE REVERSE SIDE

THERE ARE THREE WAYS TO DELIVER YOUR PROXY

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. On a touch-tone telephone, call TOLL FREE (866) 458-9840, 24 hours a day, 7 days a week. You will be asked to enter the CONTROL NUMBER shown below. Have your Proxy Card ready, then follow the prerecorded instructions. Available until 5:00 p.m. Central Time on Tuesday, May 24, 2005.
	Visit the Internet website at www.myproxyonline.com/hines Enter the CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual internet charges. Available until 5:00 p.m. Central Time on Tuesday, May 24, 2005.	Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are delivering your proxy by telephone or the Internet, please do not mail your Proxy Card.

CONTROL NUMBER

▼ TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE ▼

Please mark votes as in this example	☒	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees as listed below
Item 1. Election of Directors		☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.

GEORGE A. DAVIS, THOMAS A. HASSARD, JEFFREY C. HINES, C. HASTINGS JOHNSON, AND STANLEY D. LEVY

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

	FOR	AGAINST	ABSTAIN
Item 2. Approval of the	☐	☐	☐
appointment of independent auditors for 2005, Deloitte & Touche LLP. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Change of address and/or comments? Mark here. ☐

Date:	, 2005

Signature(s)

Signature(s)

Sign exactly as name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.) Votes must be indicated ☒ in black or blue ink.

(PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.)